UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): February 7, 2006

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Quarterly Results Press Release

On February 7, 2006, a press release was issued regarding the first quarter results of Emerson Electric Co. (EMR). A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The press release contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While Emerson believes these non-GAAP financial measures are useful in evaluating the company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. The reasons why management believes that these non-GAAP financial measures provide useful information are set forth in the Company’s most recent Form 10-K filed with the Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	Oct ’05	Nov ’05	Dec ’05
Process Management	>20+	+10 to +15	+5
Industrial Automation	+10 to +15	+5 to +10	+5 to +10
Network Power	>20+	+15 to +20	>20+
Climate Technologies	>20+	>20+	+15 to +20
Appliance and Tools	+5 to +10	+5 to +10	+5
Total Emerson	+15 to +20	+10 to +15	+10 to +15

December 2005 Order Comments:

Orders grew at a double-digit pace for the quarter as end markets remained strong while unfavorable currency exchange rates reduced orders by approximately 4 percentage points.

Process Management orders showed continued growth and the outlook for this business remains strong. The order growth rate change from recent months reflected tougher comparisons, the negative impact from currency of 7% to 8%, and the timing of project bookings.

Orders for Industrial Automation were led by continued capital spending and industrial demand in North America. The growth for this segment was led by the power generating alternator business.

Network Power orders continued at high levels due primarily to strong growth from both the power systems business and the embedded power business. The North American uninterruptible power supply and cooling business was particularly strong with order growth in excess of 25 percent during the quarter.

Orders for Climate Technologies remained very strong with the compressor business leading the growth. Orders remained strong driven by the residential air-conditioning business, which continued to see 10 SEER orders ahead of the transition to 13 SEER.

Appliance and Tools segment orders remained solid with growth led by the professional tools business and modest growth in the motors business.

Upcoming Investor Events:

Emerson senior management will discuss the Company’s first quarter 2006 results during an investor conference call that will be held on Tuesday, February 7, 2006. The call will begin at 2:00 p.m. Eastern Standard Time (1:00 p.m. Central Standard Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson's Web site at www.gotoemerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the Web site.

February 10, 2006 – Emerson’s Annual Investment Community Update

Location: New York City
Time: 8:00 a.m. to 11:30 a.m. EST

Presentation and Web-cast: Access to the Web-cast and presentations will be available in the Investor Relations area of Emerson’s Web site at www.gotoemerson.com/financial at the time of the event.

A replay of the Web-cast will be available for approximately one week at the same location on the Web site.

February 14, 2006 – Lehman Brothers Industrial Select Conference

Location: Miami, Florida
Time: 1:15 p.m. to 2:00 p.m. EST

Presenter:  David N. Farr, Chairman, Chief Executive Officer and President

Presentation and Web-cast: Access to the Web-cast and presentation will be available in the Investor Relations area of Emerson’s Web site at www.gotoemerson.com/financial at the time of the event.

A replay of the Web-cast will be available for approximately one week at the same location on the Web site.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate Web site as they occur.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibits

99.1	Emerson’s February 7, 2006 Press Release announcing its first quarter 2006 results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: February 7, 2006	By:	/s/ H. M. Smith
H. M. Smith Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Emerson’s February 7, 2006 Press Release announcing its first quarter 2006 results.

5